UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

The Advisors’ Inner Circle Fund

HAMLIN HIGH DIVIDEND EQUITY FUND

Annual Report	December 31, 2021

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-855-HHD-FUND and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021
(Unaudited)

Dear Shareholders:

PERFORMANCE & PORTFOLIO CHANGES

The Hamlin High Dividend Equity Fund institutional class returned 10.85% during the fourth quarter, lagging the S&P 500 Index’s 11.03% return. The Russell 1000 Value Index ETF (“IWD”) and the Dow Jones U.S. Select Dividend Index ETF (“DVY”) returned 7.77% and 7.62%, respectively, for the quarter. We are pleased with our 31.26% return in 2021, relative to the Russell 1000 Value Index ETF’s 25.16% and S&P 500 Index’s 28.71% advances. While we slightly lagged the Dow Jones U.S. Select Dividend Index ETF’s (“DVY”) 31.68% return in 2021, Hamlin’s trailing three and five-year record versus that dividend-oriented index remains attractive.

Within the portfolio, relative sector contributors to performance this quarter were Information Technology, Consumer Discretionary, and Financials. Relative sector detractors were Industrials, Communication Services, and Materials. The largest individual stock performance contributors were Broadcom Inc, AbbVie Inc, Home Depot Inc, Paychex, Inc., and CME Group Inc. The weakest performers were Leggett & Platt, Inc., Lockheed Martin Corporation, Cummins Inc., DOW Inc, and Target Corporation. We purchased Keurig Dr Pepper Inc and Hasbro Inc., and sold DOW Inc, Lockheed Martin Corporation, and Leggett & Platt, Inc. during the quarter.

Twenty-five of Hamlin’s year end twenty-six holdings announced dividend hikes in 2021, with an average increase of 13.1%. This welcome action validates our research analysis and increases portfolio cash flow. Corporate boards generally announce dividend increases only when they envision strong cash flow growth in the future. While past performance does not predict future results, we note that our current portfolio holdings have increased their dividends at an 8.0% compound annual rate over the last three years.

MARKET OUTLOOK

The wall of worry, so often scaled by stocks, appears taller at this juncture. To valid concerns about a reduction in central bank accommodation, the expiration of fiscal stimulus, inflation-driven margin erosion, and elevated P/E multiples, we must add a modestly flattening yield curve. Weakening stock market breadth, underperforming small caps, and better recent performance for Staples and Utilities at the expense of Consumer Discretionary stocks imply to some that the Fed could be making a policy mistake.

Yet strong stock market years have spawned positive returns over the following twelve months. The S&P 500 Index has gained 11.30%, on average, in the years following a 20%+ advance since 1926. If it happens again, we will thank COVID-19. The lagged effect of extraordinarily friendly monetary and fiscal policy means Americans feel wealthy with elevated cash balances, higher home prices and record 401k balances. Firms need to replenish inventories to meet growing consumer demand, and companies are investing in capital expenditures to improve capacity and to on-shore supply chains. These dynamics and higher selling prices underpin our expectations for high-single digit earnings growth for our twenty-six holdings in 2022.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021
(Unaudited)

We remain excited about our companies’ revenue growth prospects driven by product cycles and market share gain opportunities. We are equally excited about several watchlist companies that meet Hamlin criteria and trade more cheaply than the broader market. Expecting a more volatile year for stocks, we are comforted to own quality businesses with an average net debt-to-capital ratio of 32.6% and median 23.6% return on equity.

We remind you that we are not managing your account to track or beat the S&P 500 Index. We don’t select securities to align your portfolio with any index’s sector weightings or holdings. Our goal is to construct a quality portfolio with high current income. We strive to help our institutions and individual clients meet their spending objectives. We aim to protect against inflation with future dividend increases and long-term capital appreciation in order to preserve financial security and lifestyles.

1 The Hamlin High Dividend Equity Fund institutional class returned 18.88% on a 3-year basis versus the IWD and DVY’s 17.42% and 15.36% respective returns. On a 5-year basis, the Hamlin High Dividend Equity Fund returned 12.28% versus the IWD and DVY’s 10.96% and 10.56% respective returns.

2 Bloomberg, ARES and KDP increased their dividends 20% and 25%, respectively, earlier in 2021 before we bought them. The five stocks we sold in 2021 – LMT, LEG, MMM, QCOM, and DOW – increased their dividends 3.62% on average while we held them during the year.

3 According to Jeff deGraaf of Renaissance Macro Research, the TRIN (or Arms Index), which measures buying and selling pressure in the market (calculated by dividing the advancing/declining issue by the ratio of advancing volume/declining volume), has weakened to 0.44 as of 12/31/21.

4 The United States Federal Reserve.

5 Source: Factset. As of 12/31/21.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021
(Unaudited)

Definition of the Comparative Index

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Dow Jones Selective Dividend Index is a dividend yield weighted index composed of relatively high dividend paying U.S. companies.

P/E: The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings. The price-earnings ratio can be calculated as: Market Value per Share / Earnings per Share.

Lipper Equity Income Fund Index consists of funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio.

The Russell 1000 Value Index is a composite index that includes large and mid-cap companies located in the United States that also exhibit a value probability.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021
(Unaudited)

GROWTH OF A $100,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2021*†
	One Year Return	Five Year Return	Annualized Inception to Date**
Institutional Class Shares	31.26%	12.28%	11.96%
Investor Class Shares	30.88%	11.89%	11.51%
S&P 500 Index	28.71%	18.47%	15.58%
Lipper Equity Income Fund Index	24.57%	12.38%	11.73%
Russell 1000 Value Index	25.16%	11.16%	12.09%

† The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

*If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**The Fund commenced operations on March 30, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses.

If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

SECTOR WEIGHTINGS (Unaudited) †:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%
	Shares	Value
Communication Services — 3.9%
Interpublic Group of Cos	839,210	$31,428,414

Consumer Discretionary — 17.4%
Genuine Parts	246,575	34,569,815
Hasbro	261,474	26,612,824
Home Depot	68,435	28,401,209
MDC Holdings	520,439	29,056,109
Target	96,125	22,247,170
		140,887,127
Consumer Staples — 7.6%
Keurig Dr Pepper	802,172	29,568,060
Procter & Gamble	194,715	31,851,480
		61,419,540
Energy — 7.8%
ConocoPhillips	436,225	31,486,720
Enterprise Products Partners (A)	1,451,685	31,879,003
		63,365,723
Financials — 16.1%
Ares Management, Cl A	351,964	28,604,114
CME Group, Cl A	133,430	30,483,418
KeyCorp	1,531,260	35,418,044
Old Republic International	1,437,928	35,344,270
		129,849,846

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

COMMON STOCK — continued
	Shares	Value
Health Care — 11.0%
AbbVie	270,795	$36,665,643
Johnson & Johnson	149,835	25,632,274
Sanofi ADR	533,133	26,709,963
		89,007,880
Industrials — 7.1%
Cummins	131,981	28,790,336
Snap-on	133,490	28,751,076
		57,541,412
Information Technology — 12.9%
Broadcom	65,195	43,381,405
Cisco Systems	460,145	29,159,389
Paychex	232,755	31,771,057
		104,311,851
Materials — 3.5%
Steel Dynamics	455,798	28,291,382

Real Estate — 7.8%
Lamar Advertising, Cl A ‡	265,935	32,257,915
STORE Capital ‡	881,485	30,323,084
		62,580,999
Utilities — 3.9%
Public Service Enterprise Group	470,464	31,394,063

TOTAL COMMON STOCK
(Cost $521,253,250)		800,078,237
CASH EQUIVALENT(B) — 0.6%

FIRST AMERICAN GOVERNMENT OBLIGATIONS
FUND – CL X, 0.030%
(Cost $5,007,591)	5,007,591	5,007,591

TOTAL INVESTMENTS— 99.6%
(Cost $526,260,841)		$805,085,828

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

Percentages are based on Net Assets of $807,938,358.

‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnership. At December 31, 2021, these securities amounted to $31,879,003 or 3.9% of net assets.
(B)	Rate shown is the 7-day effective yield as of December 31, 2021.

ADR — American Depositary Receipt

Cl — Class

As of December 31, 2021, all of the Fund’s investments were Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $526,260,841)	$805,085,828
Receivable for Capital Shares Sold	3,363,784
Dividends Receivable	1,179,839
Reclaim receivable	181,416
Prepaid Expenses	30,842

Total Assets	809,841,709

Liabilities:
Payable for Capital Shares Redeemed	1,298,042
Payable due to Adviser	463,930
Payable due to Administrator	62,743
Distribution Fees Payable (Investor Class Shares)	2,141
Chief Compliance Officer Fees Payable	1,842
Payable due to Trustees	73
Other Accrued Expenses and Other Payables	74,580

Total Liabilities	1,903,351

Net Assets	$807,938,358

Net Assets Consist of:
Paid-in Capital	$532,331,402
Total distributable earnings	275,606,956

Net Assets	$807,938,358

Outstanding Shares of Beneficial Interest
Institutional Class Shares (unlimited authorization — no par value)	26,647,040
Outstanding Shares of Beneficial Interest
Investor Class Shares (unlimited authorization — no par value)	419,078
Net Asset Value, Offering and Redemption Price Per Share*
Institutional Class Shares ($795,408,298 ÷ 26,647,040 shares)	$29.85

Net Asset Value, Offering and Redemption Price Per Share*
Investor Class Shares ($12,530,060 ÷ 419,078 shares)	$29.90

* Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE YEAR ENDED
December 31, 2021

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$24,039,343
Dividends from Master Limited Partnerships	2,398,599
Less: Return of Capital Distributions	(2,398,599)

Total Investment Income	24,039,343

Expenses:
Investment Advisory Fees	6,111,364
Administration Fees	702,151
Distribution Fees (Investor Class Shares)	32,335
Trustees' Fees	24,306
Chief Compliance Officer Fees	7,394
Shareholder Servicing Fees (Investor Class Shares)	6,467
Transfer Agent Fees	109,554
Registration and Filing Fees	54,071
Legal Fees	38,500
Printing Fees	31,000
Custodian Fees	30,654
Audit Fees	23,466
Other Expenses	29,586

Total Expenses	7,200,848

Less:
Waiver of Investment Advisory Fees	(1,050,214)
Fees Paid Indirectly — (See Note 4)	(402)

Net Expenses	6,150,232

Net Investment Income	17,889,111

Net Realized Gain on Investments	47,146,375

Net Change in Unrealized Appreciation (Depreciation) on Investments	125,879,257

Net Realized and Unrealized Gain on Investments	173,025,632

Net Increase in Net Assets Resulting from Operations	$190,914,743

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2021	2020
Operations:
Net Investment Income	$17,889,111	$17,672,941
Net Realized Gain (Loss) on Investments	47,146,375	(26,679,656)
Net Change in Unrealized Appreciation on Investments	125,879,257	9,934,284
Net Increase in Net Assets Resulting From Operations	190,914,743	927,569

Distribution of Income:
Institutional Class Shares	(33,247,398)	(15,410,537)
Investor Class Shares	(531,631)	(222,022)
Return of Capital:
Institutional Class Shares	(538,526)	(5,192,180)
Investor Class Shares	(8,791)	(74,819)
Total Distributions	(34,326,346)	(20,899,558)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	149,904,283	124,897,639
Reinvestment of Distributions	32,092,292	18,623,218
Redeemed	(145,412,047)	(317,362,965)

Increase (Decrease) in Net Assets From Institutional Class Shares Transactions	36,584,528	(173,842,108)
Investor Class Shares:
Issued	4,075,329	2,122,059
Reinvestment of Distributions	538,621	295,618
Redeemed	(5,297,746)	(3,217,141)

Decrease in Net Assets From Investor Class Shares Transactions	(683,796)	(799,464)

Net Increase (Decrease) in Net Assets From Share Transactions	35,900,732	(174,641,572)

Total Increase (Decrease) in Net Assets	192,489,129	(194,613,561)

Net Assets:
Beginning of Year	615,449,229	810,062,790
End of Year	$807,938,358	$615,449,229

(1)	For share transactions, see Note 6 in the Notes to Financial Statements. Amounts designated as "—" are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout The Year

	Years Ended December 31,
	2021	2020	2019	2018	2017
Institutional Class Shares
Net Asset Value, Beginning of Year	$23.79	$23.56	$19.84	$23.45	$21.04
Income (Loss) from Investment Operations:
Net Investment Income*	0.69	0.62	0.62	0.46	0.49
Net Realized and Unrealized Gain (Loss)	6.68	0.39	3.77	(2.21)	2.60
Total from Investment Operations	7.37	1.01	4.39	(1.75)	3.09
Dividends and Distributions:
Net Investment Income	(0.67)	(0.60)	(0.64)	(0.66)	(0.50)
Net Realized Gains	(0.62)	—	—	(1.18)	(0.18)
Return of Capital	(0.02)	(0.18)	(0.03)	(0.02)	0.00 (1)
Total Dividends and Distributions	(1.31)	(0.78)	(0.67)	(1.86)	(0.68)
Redemption Fees*	—	—	—	—	0.00 (1)
Net Asset Value, End of Year	$29.85	$23.79	$23.56	$19.84	$23.45

Total Return†	31.26%	4.68%	22.26%	(7.48)%	14.81%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$795,408	$605,030	$798,994	$667,124	$874,742
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	1.00%	1.00%
Ratio of Expenses to Average Net Assets
(Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.00%	1.01%	1.03%	1.19%	1.18%
Ratio of Net Investment Income to Average Net Assets	2.49%	2.92%	2.78%	1.99%	2.22%
Portfolio Turnover Rate	31%	88%	21%	58%	41%

*	Per share calculations were performed using average shares for the year.
†	Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
(1)	Amount represents less than $0.005 per share.

Amounts designated as “—” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout The Year

	Years Ended December 31,
	2021	2020	2019	2018	2017
Investor Class Shares
Net Asset Value, Beginning of Year	$23.83	$23.60	$19.88	$23.48	$21.07
Income (Loss) from Investment Operations:
Net Investment Income*	0.60	0.54	0.55	0.38	0.41
Net Realized and Unrealized Gain (Loss)	6.70	0.40	3.76	(2.21)	2.59
Total from Investment Operations	7.30	0.94	4.31	(1.83)	3.00
Dividends and Distributions:
Net Investment Income	(0.59)	(0.54)	(0.56)	(0.57)	(0.41)
Net Realized Gains	(0.62)	—	—	(1.18)	(0.18)
Return of Capital	(0.02)	(0.17)	(0.03)	(0.02)	0.00 (1)
Total Dividends and Distributions	(1.23)	(0.71)	(0.59)	(1.77)	(0.59)
Redemption Fees*	—	—	—	—	—
Net Asset Value, End of Year	$29.90	$23.83	$23.60	$19.88	$23.48

Total Return†	30.88%	4.36%	21.83%	(7.81)%	14.33%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$12,530	$10,419	$11,069	$10,272	$16,253
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.17%	1.38%	1.40%
Ratio of Expenses to Average Net Assets
(Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.30%	1.31%	1.34%	1.57%	1.58%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.56%	2.47%	1.64%	1.84%
Portfolio Turnover Rate	31%	88%	21%	58%	41%

*	Per share calculations were performed using average shares for the year.
†	Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
(1)	Amount represents less than $0.005 per share.

Amounts designated as “—” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on the NASDAQ Stock Market (the “NASDAQ”), the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2021, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2021, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2021, the Fund did not recognize any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on the ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the year ended December 31, 2021, and December 31, 2020, the Fund retained fees of $0 and $0.

Line of Credit — The Fund entered into an agreement which enables it to participate in a $ 35 million unsecured committed revolving line of credit on a first come, first serve basis, with U.S. Bank, N.A. (the “Custodian”) which

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

expires August 1, 2022. The proceeds from the borrowings shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Fund based on its borrowings during the year at the Custodian’s current reference rate. As of December 31, 2021, there were no borrowings outstanding.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2021, the Fund was charged $702,150 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the year ended December 31, 2021, the Fund’s Investor Class Shares incurred $32,335 of distribution fees, an effective rate of 0.25%.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended December 31, 2021, the Fund’s Investor Class Shares incurred $6,467 of shareholder servicing fees, an effective rate of 0.05%.

MUFG Union Bank, N.A. serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended December 31, 2021, the Fund earned cash management credits of $402 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2022. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2022. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2022. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.85% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

As of December 31, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	Subject to
	Repayment until
Period	December 31:	Amount
01/01/2019 – 12/31/2019	2022	$1,292,194
01/01/2020 – 12/31/2020	2023	985,796
01/01/2021 – 12/31/2021	2024	1,050,214
		$3,328,204

During the year ended December 31, 2021, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Year Ended
	December 31, 2021
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Share Transactions:
Institutional Class Shares
Issued	5,400,815	6,068,512
Reinvestment of Distributions	1,110,824	872,910
Redeemed	(5,299,352)	(15,423,902)
Net Institutional Class Shares Capital Share Transactions	1,212,287	(8,482,480)
Investor Class Shares
Issued	155,735	99,261
Reinvestment of Distributions	18,681	13,757
Redeemed	(192,539)	(144,830)
Net Investor Class Shares Capital Share Transactions	(18,123)	(31,812)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	1,194,164	(8,514,292)

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

7.	Investment Transactions:

For the year ended December 31, 2021, the Fund made purchases of $233,511,308 and sales of $215,158,225 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The following permanent differences, primarily attributable to reclass of distributions and return of capital from investments in securities, including MLP’s and REITs, have been reclassified to/from the following accounts during the year ended December 31, 2021:

Distributable Earnings	Paid in Capital
$(2,181,209)	$2,181,209

The tax character of dividends and distributions paid during the years ended December 31, 2021 and December 31, 2020, was as follows:

Period	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2021	$17,482,783	$16,296,246	$547,317	$34,326,346
2020	15,632,559	-	5,266,999	20,899,558

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Post October Losses	$(402,911)
Unrealized Appreciation	276,009,870
Other Temporary Differences	(3)
Total Accumulated Losses	$275,606,956

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards to offset capital gains amounting to:

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

Short-Term Loss	Long-Term Loss	Total
$28,938,854	$2,509,606	$31,448,460

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2021 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$529,075,958	$276,009,870	$-	$276,009,870

The difference between Federal tax cost and book cost is primarily due to wash sales, partnerships and real estate investment trust.

9.	Concentration of Risks:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Dividend Paying Stocks Risk – The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

Sector Risk – Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend yield sectors and industries than the broad equity market. As a result, the value of the Fund’s shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

•  Financial Services - Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

•  Consumer Staples - Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

•  Consumer Discretionary - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

•  Energy - Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

Value Stock Risk – The Fund pursues a value approach to investing. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or perform poorly relative to other funds.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

Pandemic and Natural Disaster Risk – The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

REIT Risk – REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

MLP Risk – MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.

The Fund invests in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded.

10.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund adopted this guidance as of January 1, 2020. The adoption of this guidance did not have a material impact on the financial statements.

11.	Other:

At December 31, 2021, 70% of Institutional Class Shares total shares outstanding were held by three record shareholders and 79% of Investor Class Shares total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Hamlin High Dividend Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hamlin High Dividend Equity Fund (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund (“the Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hamlin Capital Management investment companies since 2012.

Philadelphia, Pennsylvania

February 28, 2022

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you under-stand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire year (July 1, 2021 to December 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
December 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,099.30	0.85%	$4.50
Investor Class Shares	1,000.00	1,097.50	1.15	6.08
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.92	0.85%	$4.33
Investor Class Shares	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-HHD-FUND. The following chart lists Trustees and Officers as of December 31, 2021.

Other Directorships
Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES[3]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic

Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI

Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional

Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic

Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro

Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds.

Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic

Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic

Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income

Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic

Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Position
	with Trust	Principal
Name and Year of	and Length of	Occupations
Birth	Time Served	in the Past Five Years
OFFICERS (continued)
James Bernstein	Vice President and Assistant	Attorney, SEI Investments, since 2017.
(Born: 1962)	Secretary
	(since 2017)	Prior Positions: Self-employed consultant, 2017. Associate
General Counsel & Vice President, Nationwide Funds Group
and Nationwide Mutual Insurance Company, from 2002 to
2016. Assistant General Counsel & Vice President, Market
Street Funds and Provident Mutual Insurance Company, from
1999 to 2002.

John Bourgeois	Assistant Treasurer	Fund Accounting Manager, SEI Investments, since 2000.
(Born: 1973)	(since 2017)
Russell Emery	Chief Compliance Officer	Chief Compliance Officer of SEI Structured Credit Fund,
(Born: 1962)	(since 2006)	LP since 2007. Chief Compliance Officer of The Advisors’
Inner Circle Fund II, Bishop Street Funds, Frost Family
of Funds, Catholic Responsible Investments Funds, The
Advisors’ Inner Circle Fund III, Gallery Trust, Schroder
Series Trust, Schroder Global Series Trust, Delaware Wilshire
Private Markets Master Fund, Delaware Wilshire Private
Markets Fund, Delaware Wilshire Private Markets Tender
Fund, SEI Institutional Managed Trust, SEI Asset Allocation
Trust, SEI Institutional International Trust, SEI Institutional
Investments Trust, SEI Daily Income Trust, SEI Tax Exempt
Trust, Adviser Managed Trust, New Covenant Funds, SEI
Insurance Products Trust and SEI Catholic Values Trust.
Chief Compliance Officer of O’Connor EQUUS (closed-end
investment company) to 2016. Chief Compliance Officer of
SEI Liquid Asset Trust to 2016. Chief Compliance Officer
of Winton Series Trust to 2017. Chief Compliance Officer
of Winton Diversified Opportunities Fund (closed-end
investment company) to 2018. Chief Compliance Officer of
The KP Funds to 2021.
Eric C. Griffith	Vice President and Assistant	Counsel at SEI Investments since 2019. Vice President and
(Born: 1969)	Secretary	Assistant General Counsel, JPMorgan Chase & Co., from
	(since 2019)	2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Position
Name and Year of	with Trust	Principal
	and Length of	Occupation
Birth	Time Served	During the Past Five Years
OFFICERS (continued)
Matthew M. Maher	Vice President	Counsel at SEI Investments since 2018. Attorney, Blank
(Born: 1975)	(since 2018)	Rome LLP, from 2015 to 2018. Assistant Counsel & Vice
President, Bank of New York Mellon, from 2013 to 2014.
	Secretary	Attorney, Dilworth Paxson LLP, from 2006 to 2013.
(since 2020)
Andrew Metzger	Treasurer, Controller and	Director of Fund Accounting, SEI Investments, since 2020
(Born: 1980)	Chief Financial Officer	Senior Director, Embark, from 2018 to 2020. Senior Manager,
	(Since 2021)	PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow	Vice President	Account Manager, SEI Investments, since 2007.
(Born: 1968)	(Since 2017)

Alexander F. Smith	Vice President and Assistant	Counsel at SEI Investments since 2020. Associate Counsel &
(Born: 1977)	Secretary	Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon
	(Since 2020)	Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall	Anti-Money Laundering	Senior Associate and AML Officer, Morgan Stanley
(Born: 1980)	Compliance Officer	Alternative Investment Partners, from 2011 to 2015. Investor
	and Privacy Officer	Services Team Lead, Morgan Stanley Alternative Investment
	(Since 2015)	Partners, from 2007 to 2011

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 17, 2021 to decide whether to renew the Agreement for an additional one-year term (the “November Meeting”). The November Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the November Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the November Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the November Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix)   the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the November Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the November Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Qualifying
	Long-Term	Ordinary		for Corporate	Qualifying	U.S.	Interest	Short-Term
Return of	Capital	Income	Total	Dividends Rec.	Dividend	Government	Related	Capital Gain
Capital	Distribution	Distributions	Distributions	Deduction(1)	Income(2)	Interest(3)	Dividend(4)	Dividends(5)
1.62%	48.24%	50.14%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ended December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 11th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-AR-001-1000

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$104,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees (2)	$10,000	None	$150,670	$10,000	None	$136,600
(d)	All Other Fees	None	None	$385,179	None	None	$387,705

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$23,330	None	None	$23,330	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $535,849 and $524,305 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1)	A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)	Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President
Date: March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President
Date: March 11, 2022

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: March 11, 2022